EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report (Amendment No. 1) of Naturally Advanced Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Barker, Chief Executive Officer of the Company, certify, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated June 6, 2007

By: /s/ Kenneth Barker
_____________________
Kenneth Barker
Chief Executive Officer